SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 23, 2002 (October 21, 2002)

LIFEPOINT HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29818	52-2165845

(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification Number)

103 Powell Court, Suite 200
Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 372-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

None required

     (b)  Pro forma financial information.

None required

     (c)  Exhibits.

99 Copy of press release issued by the Company on October 21, 2002.

Item 9. Regulation FD Disclosure.

LifePoint Hospitals, Inc. (the “Company”) issued a press release on October 21, 2002. The press release announced the Company’s financial results for the third quarter and nine months ended September 30, 2002. See the press release attached as Exhibit 99.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ Michael J. Culotta Michael J. Culotta Senior Vice President and Chief Financial Officer

Date: October 23, 2002

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99	Copy of press release issued by the Company on October 21, 2002.

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